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                                March 28, 2003
                         as amended on August 20, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY INVESTMENT TRUST

         Smith Barney Intermediate Maturity California Municipals Fund
          Smith Barney Intermediate Maturity New York Municipals Fund
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectuses of the Smith Barney Intermediate Maturity California Municipals Fund (the "California Fund") and the Smith Barney Intermediate Maturity New York Municipals Fund (the "New York Fund") (collectively the "funds") dated March 28, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectuses. Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectuses and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The funds are separate investment series of Smith Barney Investment Trust (the "trust").

                               TABLE OF CONTENTS

Investment Objective and Management Policies for the Funds.......  2
Risk Factors..................................................... 10
Risk Factors--Investing in State Municipal Obligations........... 15
Portfolio Transactions........................................... 35
Portfolio Turnover............................................... 36
Investment Restrictions.......................................... 37
Trustees and Executive Officers of the Trust or Funds............ 39
Investment Management and Other Services......................... 42
Distribution Plan Fees........................................... 47
Purchase of Shares............................................... 48
Redemption of Shares............................................. 53
Valuation of Shares.............................................. 54
Exchange Privilege............................................... 55
Performance Data................................................. 56
After-Tax Return................................................. 60
Dividends and Distributions...................................... 60
Taxes............................................................ 61
Additional Information........................................... 65
Financial Statements............................................. 66
Other Information................................................ 66
Appendix......................................................... 67
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          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES FOR THE FUNDS

   The prospectuses discuss the investment objective of each fund and the principal policies employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the funds may invest, the investment policies and strategies that the funds may utilize and certain risks attendant to those investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment adviser to each fund.

California Fund and New York Fund

   Under normal market conditions, each of the California Fund and the New York
Fund attempts to invest 100% of its assets in a portfolio of investment grade debt obligations issued by or on behalf of the State of California and the State of New York, respectively, and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and exempt from California personal income taxes and New York State and New York City personal income taxes, respectively, are defined as "California Exempt
Obligations" and "New York Exempt Obligations" respectively ("municipal securities").

   The California Fund will operate subject to a fundamental investment policy providing that, under normal circumstances, the California Fund will invest at least 80% of its assets, in investment grade California municipal securities
(or other investments with similar economic characteristics). Up to 20% of the California Fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The
California Fund will not invest in California municipal securities that are rated lower than investment grade at the time of purchase.

   The New York Fund will operate subject to a fundamental investment policy providing that, under normal circumstances, the fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in investment grade New York municipal securities (or other investments with similar economic characteristics). Up to 20% of the New York Fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The New York Fund will not invest in New York municipal securities that are rated lower than investment grade at the time of purchase.

   Securities Rating Criteria. The ratings of Moody's, S&P, Fitch and other nationally recognized statistical rating organizations ("NRSRO") represent their opinions as to the quality of the municipal securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The manager's judgment as to credit quality of a municipal security, thus, may differ from that suggested by the ratings published by a rating service. See Appendix for a description of such organization's ratings. The policies of the funds as to ratings of portfolio investments will apply only at the time of the purchase of a security, and neither fund will be required to dispose of a security in the event Moody's, S&P, Fitch or any NRSRO downgrades its assessment of the credit characteristics of the security's issuer. In addition, to the extent that ratings change as a result of changes in rating organizations or their rating systems or as a result of a corporate restructuring of Moody's, S&P, Fitch or any NRSRO the manager will attempt to use comparable ratings as standards for each fund's investments.

   Municipal securities rated no lower than Baa, MIG 3 or Prime-1 by Moody's, BBB, SP-2 or A-1 by S&P, BBB or F-1 by Fitch or have the equivalent rating of any NRSRO are considered investment grade securities. Municipal securities rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal securities rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Municipal securities rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.

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   Maturity of Obligations Held By The Funds.  The manager believes that each fund may offer an attractive investment opportunity for investors seeking a higher effective tax yield than a tax-exempt money market fund or a tax-exempt short-term bond fund and less fluctuation in net asset value than a longer term tax-exempt bond fund. Each fund normally invests in intermediate maturity securities; the weighted average maturity of each fund's portfolio will normally be not less than three nor more than 10 years. The maximum remaining maturity of the securities in which both the California Fund and New York Fund normally invest will be no greater than 20 years.

   Municipal securities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities bear fixed, floating and variable rates of interest, and variations exist in the security of municipal securities, both within a particular classification and between classifications.

   The yields on, and values of, municipal securities depend on a variety of factors, including general economic and monetary conditions, conditions in the municipal securities markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal securities with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.

   Issuers of municipal securities may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform
Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

   Private Activity Bonds. Each fund may invest without limit in municipal securities that are "private activity bonds," as defined in the Internal
Revenue Code of 1986, as amended (the "Code"), which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. Dividends derived from interest income on Exempt Obligations are a "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.
See "Taxes." Private activity bonds held by a fund will be included in the term
Exempt Obligations for purposes of determining compliance with the fund's policy of investing at least 80% of its total assets in Exempt Obligations.

   Related Instruments. The fund may invest without limit in municipal securities that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

   U.S. Government Securities. Each fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities

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and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan
Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association ("GNMA"), General
Services Administration, Central Bank for Cooperatives, Federal Farm Credit
Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation
("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal
National Mortgage Association ("FNMA"), Maritime Administration, Tennessee
Valley Authority, District of Columbia Armory Board and Student Loan Marketing
Association. A fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Municipal Obligations. Each fund invests principally in municipal obligations. Municipal obligations are debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

   Municipal Leases.  Each fund may invest without limit in "municipal leases."
Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain
"non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. Each fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy.
There is no limitation on the percentage of a fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which my include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

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   Municipal leases that a fund may acquire will be both rated and unrated.
Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Each fund may acquire unrated issues that the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the trust's board of trustees.

   Municipal leases held by a fund will be considered illiquid securities unless the trust's board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

   Zero Coupon Securities. Each fund may invest up to 10% of its assets in zero coupon municipal securities. Zero coupon municipal securities are generally divided into two categories: pure zero obligations, which are those that pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently.
In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon municipal securities consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the zero coupon municipal securities life or payment deferral period.

   Custodial Receipts. Each fund may acquire custodial receipts or certificates under-written by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custodial receipt a fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

   Municipal Securities Components. Each fund may invest in municipal securities, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction
Component. Each fund may purchase both Auction and Residual Components.

   Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual
Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the magnitude of the increases and decreases in market value of

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Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal securities having similar credit quality, redemption provisions and maturity.

   Floating and Variable Rate Instruments. Each fund may purchase floating and variable rate demand notes and bonds, which are municipal securities normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

   The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by a fund are not secured by letters of credit or other credit support arrangements, the fund's rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

   Participation Interests. Each fund may purchase from financial institutions tax-exempt participation interests in municipal securities. A participation interest gives the fund an undivided interest in the municipal securities in the proportion that the fund's participation interest bears to the total amount of the municipal securities. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the trust's board of trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. government securities. The funds will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's interest in the municipal securities, plus accrued interest. Each fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the municipal securities or to maintain or improve the quality of its investment portfolio.

   Taxable Investments. Under normal conditions, each fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, "Taxable Investments"). In addition, the manager believes that if market conditions warrant, a fund may take a temporary defensive posture and invest without limitation in short-term municipal securities and Taxable Investments. To the extent, a fund holds Taxable
Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

   Money market instruments in which the funds may invest include: U.S.
Government Securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody's, SP-1 by S&P of F-1 by Fitch, have the equivalent rating by any NRSRO or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations (including certificates of deposit, time deposits and bankers acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than P-1 by Moody's, A-1 by S&P of F-1 by Fitch or the equivalent from any NRSRO or, if unrated of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the funds' investments in bank obligations, including time deposits, exceed 25% of the value of each fund's assets.

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   U.S. Government Securities in which the funds may invest include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United
States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan
Banks); and securities that are supported by the credit of the instrumentality
(such as FNMA and FHLMC bonds).

Investment Techniques

   The funds may employ, among others, the investment techniques described below, which may give rise to taxable income:

   Financial Futures and Options Transactions. To hedge against a decline in the value of municipal securities it owns or an increase in the price of municipal securities it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by a fund will be restricted to those that are either based on an index of municipal securities or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the municipal securities owned or to be purchased by a fund.

   In entering into a financial futures contract, a fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount.
This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

   Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to each fund require that a fund's transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if a fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets (or such other amount permitted by the CFTC). In addition, each fund will, with respect to its purchases of financial futures contracts, establish a segregated account on the fund's books consisting of cash or cash

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equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. Each fund's ability to trade in financial futures contracts and options on financial futures contracts may be affected to some extent by the requirements of the Code, applicable to a regulated investment company that are described below under "Taxes."

   Each fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, each fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of a fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by a fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by a fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, each fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect a fund's net investment results if market movements are not as anticipated when the hedge is established.

   If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

   When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase municipal securities on a "when-issued" basis or for delayed delivery
(i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities or delayed delivery are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed- delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When a fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, a fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account on the fund's books in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                                      8

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   Stand-by Commitments.  Each fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at a fund's option specified securities at a specified price and, in this way, a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. Each fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. Each fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying municipal securities and similarly decreasing the security's yield to the funds.

   Illiquid Securities. Each fund may invest up to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of each fund's assets may be invested in securities of entities that have been in continuous operation for fewer than three years.

   Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest.
Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if a fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement.
The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a fund under the Investment Company
Act of 1940, as amended (the "1940 Act").

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                                 RISK FACTORS

Investments in Specified Private Activity Bonds

   Under current Federal income tax law, (a) interest on tax-exempt municipal securities issued after August 7, 1986 that are "specified private activity bonds" under the Code and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the Federal alternative minimum tax imposed on individuals and corporations (the "AMT"), though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (b) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Specified private activity bonds referred to in clause (1) in the preceding sentence ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which a fund's assets may be invested.

Risk of Concentration In a Single State

   The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of state issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal securities in which each fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal

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security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Municipal securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.
Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.
These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time.
Proposals also may be introduced before the respective state legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the trustees would reevaluate each fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy
Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Risks Inherent in an Investment in Different Types of Municipal Securities

   General Obligation Bonds. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.

   Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only

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obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer.
Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

   Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.
Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

   Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates, which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases.
Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition.
Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

   Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

   University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities.

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Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.

   Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt services on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

   Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

   Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

   Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

   Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S.
Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date.
In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

   Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings.
Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility.
The manager cannot predict what effect conditions may have on revenues, which are dependent for payment on these bonds.

   Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor.
Special tax bonds

                                      13

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are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

   Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

   Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government's proportionate share in the Master
Settlement Agreement ("MSA"). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S.
jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown
& Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

   Certain Tobacco settlement revenue bonds are issued with "turbo" redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

   Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

   Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments.
In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

   Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

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            RISK FACTORS--INVESTING IN STATE MUNICIPAL OBLIGATIONS

   The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, the State of New York, Puerto Rico, the U.S. Virgin Islands and
Guam are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the trust nor the manager have undertaken to verify independently such information and neither the trust nor the manager assume responsibility for the accuracy of such information.
These summaries do not provide information regarding most securities in which a fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which a fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to a fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

   Following is a brief summary of select state factors affecting each fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources.

California Fund Risk Factors

   The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers. The fund has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

General Economic Conditions

   The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

   A significant downturn in U.S. stock market prices could adversely affect
California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets.

   Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in

                                      15

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the high technology, internet, and telecommunications sectors, especially in
Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01; they were an estimated $59.7 billion in 2001-02, and are projected to be $61.7 billion in 2002-03 and $63.1 billion in 2003-04. The bulk of the revenue declines from 2000-01 through 2001-02 were from personal income taxes, principally from reduced capital gains realizations and stock option income.

   It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

   Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, with the State's General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion,
$2.4 billion, $1.7 billion and $8.2 billion, respectively), and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02.

   2000 Budget Act. The 2000 Budget Act assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. This budget appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the Special
Fund for Economic Uncertainties (the "SFEU") available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, its administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

   The 2002-03 Governor's Budget, released in January 2002, provided final
2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's
Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR power supply program (see "Repayment of Energy Loans" below).

   2001 Budget Act.  The 2001 Budget Act's spending plan for 2001-02 included
General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

   The final estimate of 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

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   Current Fiscal Year.  The 2002-03 Budget projected a fall-off in General
Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, including stock option and capital gain realizations, have been particularly impacted. As a result, the Administration projected a combined budget gap for
2001-02 and 2002-03 of approximately $12.5 billion.

   The May 2002 Revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap rose from the $12.5 billion estimated in January to $23.6 billion.

   On September 5, 2002, the Governor signed the budget bill for fiscal year
2002-03. The budget initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. The revenue estimates have proved to be substantially overstated, as expected economic recovery has not occurred, among other factors. Based on revised estimates in the 2003-04
Governor's Budget, revenues and transfers in 2002-03 will be $73.1 billion, with expenditures of $75.5 billion.

   In the summer of 2002, the Governor notified all State agencies to prepare
2003-04 budget proposals for a minimum of 20 percent cut in funding. In
November 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions.

   On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be seen in 2002-03 and the balance in 2003-04. The Legislature began to consider these proposals in conjunction with the 2003-04 Governor's Budget. Certain of the proposals require two-thirds approval of each house of the Legislature. As of February 5, 2003, the Legislature had adopted certain budget corrections, but they differed in some significant respects from the Governor's proposals, and the Governor may not approve all of them.

   Fiscal Year 2003-04 Budget.  The 2003-04 Governor's Budget, released on
January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and are expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

   The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

   The 2003-04 Budget addresses the $34.6 billion gap by proposing cuts and savings ($20.7 billion), State-local program realignment ($8.1 billion), fund shifts ($1.9 billion), transfers/other revenue ($2.1 billion), and loans/borrowing ($1.7 billion). Although the budget does not propose any tax increases to support General Fund obligations, the budget does fund the State-local program realignment through dedicated revenue streams based on a one-cent sales tax increase ($4.6 billion), new 10% and 11% tax brackets ($2.6 billion) and an increased excise tax on cigarettes and other tobacco products
($1.2 billion). Many of these proposals are controversial and there can be no assurance which will eventually be enacted by the Legislature.

   The Legislative Analyst's Office released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. This projection can be attributed to more optimistic economic and revenue forecasts and a

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

difference in methods and timing by which the agencies identify future spending requirements, though this difference does not have any budgetary impact since the Governor had proposed spending reductions to offset his higher estimate.

   Final action on budget adjustments for 2002-03 and enactment of the 2003
Budget Act will occur following negotiations between the Legislature and the Governor over the coming months. Additional estimates and proposals will be contained in the May Revision to the 2003-04 Governor's Budget, to be released on May 14, 2003.

   Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

   General Obligation Bonds. As of January 1, 2003, the State had approximately $25.7 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $29.2 billion remained unissued as of that date.

   Ratings. As of February 10, 2003, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch Ratings. On
February 10, 2003, Moody's lowered its rating from A1 to A3 to reflect the magnitude of the imbalance between the State's revenues and expenditures, and the expectation the State will not be able to sufficiently address the imbalance in the upcoming fiscal year--given the inherent obstacles to reaching consensus on solutions to the problem. Citing a sharply higher General Fund deficit of $34.8 billion for fiscal years 2002-03 and 2003-04, in December
2002, Standard & Poor's lowered its rating to A from A+. Fitch Ratings similarly lowered its rating to A from AA citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts which it expects to continue in 2003-04. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of January 1, 2003, the Finance Committees had authorized the issuance of up to approximately $6.1 billion of commercial paper notes; as of that date approximately $0.5 billion aggregate principal amount of general obligation commercial paper notes was outstanding.

   Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of January 1, 2003, the State had approximately $6.7 billion of outstanding lease purchase debt.

   Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $30.5 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the General Fund outstanding as of June 30, 2002.

   Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State did not issue any revenue anticipation notes for the 2000-01 fiscal

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

year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on
October 4, 2001, which matured on June 28, 2002. In late October and early
November of 2002, the State issued a total of $12.5 billion of 2002-03 Revenue
Anticipation Notes to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the $7.5 billion in revenue anticipation warrants it issued in June 2002. If State revenues fall significantly below current projections, or the second part of the tobacco securitization bonds are not sold during the current fiscal year, the State may have to issue additional warrants to meet its cash obligations.

Repayment of Energy Loans

   The Department of Water Resources of the State ("DWR") borrowed money from the General Fund for DWR's power supply program between January and June 2001.
DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

   The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers

   The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Local Government

   The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 9,800,000 (Los
Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 477 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

   Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

   A program to offset a portion of the vehicle license fees paid by vehicle owners was established in 1998. The amount of this offset has increased from 25 percent in 1999 to the current level of 67.5 percent. This offset is expected to provide tax relief of $3.850 billion in 2002-03 and $3.916 billion in 2003-04. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments.

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

However, as the amount paid by taxpayers has been reduced the amount backfilled by the General Fund has increased. In order to continue funding vital State programs in spite of a substantial reduction in State revenues, the 2003-04
Governor's Budget proposes to fund only the backfill amounts related to realignment and debt repayment in Orange County, beginning in February 2003.
This action would, if approved by the Legislature, reduce General Fund expenditures by $1.26 billion in 2002-03, and $2.93 billion in 2003-04, and result in a commensurate decrease in revenues to local governments.

   The 2003-04 Governor's Budget also proposes a State-local realignment of various programs including mental health, substance abuse, childcare, health, social services, long-term care, and court security. The realignment proposal would transfer the responsibility for these programs from the State to the local governments. The Governor's Budget also proposes to fund these new responsibilities with sales, income and tobacco tax increases.

Constitutional and Statutory Limitations; Recent Initiatives; Pending
Legislation

   The State is subject to an annual appropriations limit imposed by Article
XIII B of the State Constitution (the "Appropriations Limit"). The
Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

   The State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

   The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

   The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

   On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom
Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriation Limit to K-14 schools.

   Substantially increased General Fund revenues in the fiscal years 1994-95 through 2001-02 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. However, in fiscal year
2002-03, the projected level of revenues have decreased $6.3 billion since the enactment of the budget, changing the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.6 billion to approximately $28.9 billion. As a result of this decrease in the calculated minimum, the 2003-04

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

Governor's Budget proposes funding for K-14 education at the minimum guarantee funding level in 2002-03. The revised 2002-03 Proposition 98 appropriations also reflect a mid-year proposal to reduce appropriations by approximately $2.6 billion.

   The revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $991 million. The General Fund share of the guarantee will decrease approximately $672 million, from $28.9 billion in 2002-03 to $28.2 billion in 2003-04. Despite this decline in the General Fund share of the guarantee, the 2003-04 Governor's Budget proposes to fully fund enrollment growth. The 2003-04 Governor's Budget also proposes total funding for K-14 education of approximately $44.1 billion ($6,708 per K-12 pupil), an increase of 2.6 percent compared to the revised 2002-03 level adjusted for the child care realignment proposal.

   Because of the complexities of Appropriation Limit, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust portfolio.

   Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Appropriation Limit spending limit would restrain the State's ability to fund such other programs by raising taxes.

   Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation

   The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

New York Fund Risk Factors

   Some of the significant financial considerations relating to the New York
Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New
York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

   The State of New York's most recent fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published Update to the Annual
Information Statement was dated February 3, 2003 with supplement dated March 3,
2003.

   Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial
Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

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   It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

   More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

   Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

   For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The
Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

   The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.

   In addition, the Governor of the State of New York (the "Governor") has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. The most significant short-term risk to the Financial
Plan is that the Legislature will fail to enact legislation authorizing the State to securitize its tobacco settlement payments during State fiscal year
2002-03 as recommended in the Governor's Executive Budget. To securitize its tobacco payments, the Executive Budget recommends the sale of the tobacco payment stream to a statutorily created, bankruptcy-remote corporation that would be a subsidiary of the Municipal Bond Bank Agency. In exchange for the sale of the tobacco payment stream asset, the State will receive one or more upfront payments from the proceeds generated from the issuance of bonds by the corporation.

   As of March 3, 2003, the Legislature has not acted on the enabling legislation submitted by the Governor, or on any other budget bills for the 2003-04 fiscal year. If the Legislature does not act on the tobacco securitization legislation promptly, the State will be required to defer payments budgeted in 2002-03 until 2003-04. If necessary, the State may also take other actions to reduce disbursements or increase receipts. The State has no plans to issue short-term tax and revenue anticipation notes or borrow funds from the Tax Stabilization Reserve Fund (the "rainy day" fund) to bring the budget into balance in the current fiscal year.

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   Any payment deferrals from 2002-03 are expected to be made in 2003-04 and would therefore weaken the State's cashflow in the first quarter of that year, and would also adversely affect the cashflow of school districts and local governments. The Financial Plan, which assumes the enactment of the Governor's budget recommendations in their entirety (including the receipt of tobacco securitization proceeds), projects that the General Fund will have closing balances of $195 million in May, $369 million in July, and $358 million in
August 2003 (such levels are below those achieved in recent years). To meet its cash-flow needs during this period in the absence of an enacted budget, DOB may limit the level of spending authorized through interim spending appropriations to essential contractual and statutory obligations. The State is investigating other austerity measures to augment its cash-flow position if the Legislature fails to enact a budget during this period.

   As in any year, there can be no assurance that a budget will be enacted by the Legislature by the start of the fiscal year, or that the budget that is enacted will not differ materially and adversely from the projection described herein.

   In every year, many uncertainties exist in the forecast of the national and State economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below the current receipts forecast. Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003. Several proposals could have a detrimental impact on New York State income receipts.

   There are several significant risks that could adversely affect the U.S.
economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses.
Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.

   Financial market performance also impacts the level of contributions required for the pension funds. The Financial Plan assumes that the State's
2003-04 pension contribution will be toward the lower end of the range of contributions provided by the State Comptroller in October 2002. On February 7,
2003 the Comptroller provided in updated estimate of pension costs for the 2003-04 fiscal year that estimates that State contributions are likely to be $660 million higher than the amounts budgeted in the Financial Plan. To the extent the required contribution is greater than such amount, the State will be required by law to pay the deficiency, with interest, by the second fiscal year following such underpayment. The Comptroller does not estimate pension contribution costs beyond those due in the upcoming fiscal year, and any such future costs would be dependent on numerous variables, including the performance of the assets of the New York State and Local Retirement Systems
(the "Systems").

   The State Comptroller is the Administrative Head of the Systems, and Trustee of the assets of those Systems. If the proposed pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State
Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries.

   An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

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

   State Economy. The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New
York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent for 2002. Bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market. On a calendar year basis, bonuses are estimated to have fallen 23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of
3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.

   The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade
Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected.
Financial sector activity remains the largest risk to the New York forecast.
Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

   Recent events, such as the war with Iraq and the concomitant threat of terrorist acts, have increased the risks to the forecast for both employment and wages. The continuing erosion of investor confidence has had a major impact on Wall Street and the New York City economy. Securities industry profits for 2002 were the lowest in eight years; including research settlement charges and write-offs for potential litigation costs, profits were a negative $1 billion for the fourth quarter. After suffering its second consecutive annual loss in 2002, the stock market continued to deteriorate in January and February of this year, due largely to uncertainty related to pending military conflict. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for New York State goods and services, will continue to have an adverse impact on the State's economic recovery.

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   Services. The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

   Manufacturing. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

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   Trade.  Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

   Finance, Insurance and Real Estate. New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Agriculture. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Government. Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

   State Budget. The State Constitution requires the Governor to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

   State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04, $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

   Four governmental fund types comprise the State Financial Plan: the General
Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt
Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

   General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements.
General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

   Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $39.74 billion in fiscal year 2002-03, a decrease of $1.41 billion from the 2001-02 fiscal year.
This total includes $28.36 billion in tax receipts, $4.09 billion in miscellaneous receipts, and $7.30 billion in transfers from other funds.
Estimated General Fund receipts for 2003-04 are projected at $38.19 billion or $1.75 billion below 2002-03 estimate.

   The significant year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, 2001, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. The estimated impact of the World Trade
Center disaster on 2002-03 receipts remains significant, and within the range estimated in the immediate aftermath of the September 11 attacks. Personal income tax payments associated with the 2001 tax year are significantly below
2000 levels, with associated impacts on final payments and refunds.

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

   General Fund disbursements, including transfers to other funds, are projected to total $39.77 billion for 2002-03, an annual decrease of $1.45 billion from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $90.95 billion. General Fund disbursement for 2003-04 is projected to be $38.64 billion, a decrease of $1.14 billion (2.9 percent) from the current year.

   The projected 2002-03 General Fund closing balance of $1.0 billion, consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund), $198 million in remaining projected extra tobacco securitization receipts, $20 million in the Contingency Reserve Fund (the State's litigation reserve) and $75 million in the Community Projects Fund.

   All Governmental Funds receipts are projected to be $90.22 billion in 2003-04, a decrease of $401 million from 2002-03. Tax receipts are projected to decrease by $310 million to total $40.93 billion, while miscellaneous receipts are projected to increase by $288 million to total $17.23 billion over 2002-03.
Federal Grants are projected to total $32.06 billion, a decrease of $379 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance.

   On an All Governmental Funds basis, the State Financial Plan budgets spending for World Trade Center costs of $2.06 billion in 2002-03 and $496 million in 2003-04 which represents both pass-through aid and disbursements financed by the State. Most of the spending is supported by Federal funds ($2 billion in 2002-03 and $946 million in 2003-04). In addition to disaster cleanup and recovery spending, Federal money will finance, among other things, expanding counseling and trauma services ($99 million). In 2001-02, the State spent $654 million for World Trade Center costs ($352 million of which was pass-through aid).

   The Financial Plans reflect pass-through aid related to reimbursement for September 11 costs within the amounts shown for total disbursement. For
2002-03, pass-through aid is projected to total $1.7 billion, of which $1 billion relates to expected reimbursement for liability insurance. Aid amounts decline in 2003-04 to $861 million, as reimbursement for initial response efforts - debris removal and crisis counseling - nears completion. Nearly all of the Federal disaster aid is expected to flow from the Federal Emergency
Management Agency through the State Emergency Management Office (SEMO) to New
York City and other localities affected by the disaster.

   Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October
2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General
Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

   Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.

   Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion.
Special Revenue Funds, which include Federal grants and State Special Revenue
Funds, comprise 50 percent of the All Governmental Funds Financial Plan.
Spending from Special Revenue Funds is projected to total $45.58 billion in 2003-04.

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   Capital Projects Funds.  Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million). Capital Projects Funds spending in 2003-04 is projected at $5.64 billion.

   Debt Service Funds. Estimated debt service disbursements from the debt service funds type are projected at $3.10 billion for 2002-03 and $3.37 billion for 2003-04. The $271 million increase is due to a combination of ongoing debt management actions that lower the State's cost of borrowing in 2002-03 to provide recurring savings.

   The historical financial results for the prior three fiscal years are presented below.

   2001-02 Fiscal Year.  The State ended its 2001-02 fiscal year on March 31,
2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"),
$159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

   General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

   2000-01 Fiscal Year.  The State ended its 2001-01 fiscal year on March 31,
2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF
(after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten
Fund.

   The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction
Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

   The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year
2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund
("DRRF") for debt reduction in fiscal year 2001-02.

   General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

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

   1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

   The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

   The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000.
The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

   General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

   Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt
Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

   The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

   The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new
State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new
State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate

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

limitations. The DOB expects that the prohibition on issuing new
State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

   Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

   The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations
("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York
State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

   State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Financing Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Financing Plan covering the years
2002-03 through 2006-07 on August 16, 2002. Over the five-year Financing Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and Federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total
State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

   In 2001, legislation was enacted to provide for the issuance by certain
State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

   The legislation provides that 25 percent of personal income tax receipts
(excluding refunds owed to taxpayers and deposits to STAR) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

   The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

   The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities

                                      29


have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

   On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

   On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

   New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

   Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a/ Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

   Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of

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the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

   Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

   On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

   Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

   Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

   For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

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   New York City and Other Localities.  The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

   On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

   Recovery, cleanup, and repair efforts resulted in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

   On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in the City, and increase the small business expensing limit.

   The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

   The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in effect at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

   In 1975, the City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

   On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

   Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

   On March 8, 1999, Fitch IBCA upgraded the City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

   In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

   Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

   For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

   On January 28, 2003, the City released a modification to its four-year financial plan, which incorporates changes since the June 2002 Financial Plan. Compared to the June Plan, the January modification projects significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflect other revised forecasts, such as significantly higher pension costs. The modification also reflects the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increase revenues that were included in the November modification.

   The January modification assumes the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-03 and $3.4 billion in fiscal year 2003-04. The modification includes further reductions in planned agency spending, revenue increases, and City proposals that require approval by the State ($1.7 billion) and Federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumes a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining and assumes that the Governor's Executive Budget will not reduce the level of State aid assumed in the financial plan.

   The City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

   The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

   To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

   The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

   Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

   Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

   From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Puerto Rico Risk Factors

   The fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities that qualify as double tax-exempt Municipal Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

   The Puerto Rico economy generally parallels the economic cycles of the United States; as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. For decades, Puerto Rico has had a very open economy, with large flows of trade, investment and income. The magnitude of those flows is so large compared to the scale of the whole economy, that their behavior is a key element in the analysis of Puerto Rico's Gross National Product accounting.


Virgin Island Risk Factors

   The United States Virgin Islands include St. Thomas, St. John and St. Croix. The islands are located in the Lesser Antilles, 1,100 east, southeast of Miami. Historically a center of sugar production and commerce, by the 1980s tourism had become the leading economic factor in the Virgin Islands. The Virgin Islands are the Caribbean's most popular tourist destination. Circumstances, which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events and terrorist activities in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the Virgin Islands.

Guam Risk Factors

   Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. A weakened Japanese economy has affected Guam's tourism sector. Public sector employment in Guam is significant with approximately 40% of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position, which include the development of local labor; however, there can be no assurances that an improvement will be realized.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for each fund are made by the manager, subject to the overall review of the trust's board of trustees. Although investment decisions for each fund are made independently from those of the other accounts managed by the manager, investments of the type that a fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund. The trust has paid no brokerage commissions since its commencement of operations.

   Allocation of transactions on behalf of the funds, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the funds' shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by a fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both a fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to a fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   No fund will purchase U.S. Government Securities or Municipal Obligations during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, a fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

   The trust has paid no brokerage commissions for portfolio transactions since its commencement of operations. Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including Citigroup Global Markets Inc. ("CGM"). CGM has advised the fund that in transactions with the fund, CGM charges a commission rate at least as favorable as the rate that CGM charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   While a fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%, it has in the past exceeded 100% with respect to each fund. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to a fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what a fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

   The portfolio turnover rates are as follows:

                                           Year     Year     Year
                                          Ended    Ended    Ended
             Fund                        11/30/02 11/30/01 11/30/00
             ----                        -------- -------- --------
             California Fund............    12%      4%        8%
             New York Fund..............     8%      9%       10%

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 7 below have been adopted by the trust as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

   Under the investment restrictions adopted by the trust with respect to the funds, a fund will not:

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in its respective State investment grade municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and its respective State personal income taxes.

   Each fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's assets to be invested in municipal securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. invest in oil, gas or other mineral leases or exploration or development programs.

      10. write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      11. purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

      12.  make investments for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

             TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST OR FUNDS

   The board of trustees in accordance with the laws of the Commonwealth of Massachusetts manages the business and affairs of each fund. The board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the board. Under each fund's Master Trust Agreement, the board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of a fund's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of a fund.

   The trustees, including trustees who are not "interested persons" of the trust or the manager, as defined in the 1940 Act ("independent trustees") and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below.

                                                  Term                                       Number
                                                   of                                          of
                                                 Office                                    Portfolios
                                                   and                                      in Fund
                                                 Length                                     Complex
                                                   of                                       Overseen
                                Position(s) Held  Time        Principal Occupation(s)          by     Other Directorships
    Name, Address, and Age         with Fund     Served*        During Past 5 Years         Trustee     Held by Trustee
    ----------------------      ---------------- ------- --------------------------------- ---------- -------------------
INDEPENDENT TRUSTEES
Herbert Barg                        Trustee       Since  Retired                               42            None
1460 Drayton Lane                                  1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane                     Trustee       Since  Professor-Harvard Business School     49            None
Harvard Business School                            1995
Soldiers Field Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett                     Trustee       Since  President--Dorsett McCabe             27            None
201 East 62nd Street                               1991  Capital Management Inc.; Chief
Apt. 3C                                                  Investment Officer-Leeb Capital
New York, NY 10021                                       Management, Inc. 1999-Present
Age 72

Elliot S. Jaffe                     Trustee       Since  Chairman of The Dress Barn Inc.       27     Zweig Total Return
The Dress Barn Inc.                                1991                                               Fund; Zweig Fund,
Executive Office                                                                                      Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman                  Trustee       Since  Attorney                              60            None
Stephen E. Kaufman PC                              1995
277 Park Avenue,
47th Fl
New York, NY 10172
Age 71

Joseph J. McCann                    Trustee       Since  Retired                               27            None
200 Oak Park Place                                 1995
Suite One
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.              Trustee       Since  Chief Executive Officer-              27            None
Meadowbrook Village                                1991  Performance Learning Systems
Building 1, Apt. 6
W. Lebanon, NH 03784
Age 70

                                             Term                                        Number
                                              of                                           of
                                            Office                                     Portfolios
                                              and                                       in Fund
                                            Length                                      Complex
                                              of                                        Overseen
                           Position(s) Held  Time        Principal Occupation(s)           by     Other Directorships
  Name, Address, and Age      with Fund     Served*        During Past 5 Years          Trustee     Held by Trustee
  ----------------------   ---------------- ------- ---------------------------------- ---------- -------------------
INTERESTED TRUSTEE**

R. Jay Gerken              President and     Since  Managing Director of CGM;             219            None
Citigroup Asset Management Chief Executive    2002  Chairman, President and Chief
("CAM")                    Officer                  Executive Officer of SBFM,
399 Park Avenue                                     Travelers Investment Adviser, Inc
New York, NY 10022                                  ("TIA") and Citi Fund Management
Age 52                                              Inc.

OFFICERS

Lewis E. Daidone           Senior Vice       Since  Managing Director of CGM;             N/A            N/A
SSB                        President and     1995   Director and Senior Vice President
125 Broad Street           Chief                    of SBFM and TIA; Former
New York, NY 10004         Administrative           Treasurer and Chief Financial
Age 45                     Officer                  Officer of certain Smith Barney
                                                    Mutual Funds

Richard L. Peteka          Chief Financial   Since  Chief Financial Officer and           N/A            N/A
CAM                        Officer and       2002   Treasurer of certain Smith Barney
125 Broad Street           Treasurer                Mutual Funds; Director and Head
New York, NY 10004                                  of Internal Control for CAM
Age 41                                              U.S. Mutual Fund Administration
                                                    from 1999-2002; Vice President
                                                    and Head of Mutual Fund
                                                    Administration and Treasurer at
                                                    Oppenheimer Capital from 1996-
                                                    1999

Christina T. Sydor         Secretary         Since  Managing Director of CGM;             N/A            N/A
CAM                                          1995   General Counsel and Secretary of
300 First Stamford Place                            SBFM and TIA
Stamford, CT 06902
Age 51

Kaprel Ozsolak             Controller        Since  Vice President of CGM                 N/A            N/A
CAM                                          2002
125 Broad Street
New York, NY 10004
Age 36

Joseph Deane               Vice President    Since  Managing Director of CGM;             N/A            N/A
CAM                        and Investment     1988  Investment Officer of SBFM
399 Park Avenue            Officer
New York, NY 10022
Age 53

David Fare                 Vice President    Since  Managing Director of CGM;             N/A            N/A
CAM                        and Investment     1998  Investment Officer of SBFM
399 Park Avenue            Officer
New York, NY 10022
Age 39

Andrew Beagley             Chief             Since  Director, CGM (since 2000);           N/A            N/A
CAM                        Anti-Money        2002   Director of Compliance, North
399 Park Avenue            Laundering               America, (since 2000); Director of
New York, NY 10022         Compliance               Compliance, Europe, the Middle
Age 40                     Officer                  East and Africa, CAM (from
                                                    1999 to 2000); Compliance Officer,
                                                    Salomon Brothers Asset
                                                    Management Limited, Smith Barney
                                                    Global Capital Management Inc.,
                                                    Salomon Brothers Asset
                                                    Management Asia Pacific Limited
                                                    (from 1997 to 1999)

Robert I. Frenkel          Chief Legal       Since  Managing Director and General         N/A            N/A
CAM                        Officer            2003  Counsel, Global Mutual Funds for
300 First Stamford Place                            CAM (since 1994).
Stamford, CT 06902
Age 48

--------
 * Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.
** Mr. Gerken is an independent trustee because Mr. Gerken is an officer of SBFM and its affiliates.

   For the calendar year ended December 31, 2002, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                            Aggregate Dollar Range of Equity
                        Dollar Range of  Securities in All Registered Investment
                       Equity Securities    Companies Overseen by Trustee in
Name of Trustee           in the Fund        Family of Investment Companies
---------------           -----------    ---------------------------------------
Herbert Barg                 None        None
Alfred J. Bianchetti*        None        None
Dwight B. Crane              None        $50,001-$100,000
Burt N. Dorsett              None        None
Elliot S. Jaffe              None        None
Stephen E. Kaufman           None        None
Joseph J. McCann             None        None
R. Jay Gerken                None        Over $100,000
Cornelius C. Rose, Jr.       None        Over $100,000

--------
*  Mr. Bianchetti became a trustee emeritus on December 31, 2002.

   As of December 31, 2002, none of the independent trustees, or their immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the Company, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During each fund's most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   The trust also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining the fair value prices for securities when required.

   As of March 11, 2003, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds. No officer, director or employee of CGM or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of CGM or any of its affiliates a fee of $14,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of CGM or its affiliates receives a fee of $7,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $6,562.

   The following table shows the compensation paid by other Smith Barney Mutual Funds to each trustee during the calendar year ended December 31, 2002. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers.

                                              Compensation       Number of Funds
                                Aggregate    From Fund and   for Which Trustee Serves
                               Compensation   Fund Complex            Within
Name of Person                  From Fund   Paid to Trustees       Fund Complex
--------------                 ------------ ---------------- ------------------------
Herbert Barg/(2)/.............    $2,228        $119,450                44
Alfred J. Bianchetti/(3)/.....     2,148          60,900                28
Dwight B. Crane/(2)/..........     1,348         152,200                51
Burt N. Dorsett/(2)/..........     2,148          61,300                28
Elliot S. Jaffe/(2)/..........     1,688          57,750                28
Stephen E. Kaufman/(2)/.......     2,228         114,700                62
Joseph J. McCann/(2)/.........     2,188          62,400                28
R. Jay Gerken/(1)/............        --              --               226
Cornelius C. Rose, Jr./(2)/...     1,788          58,050                28

--------
(1) Designates an "interested" trustee.
(2) Designates member of Audit Committee.
(3) Mr. Bianchetti became a trustee emeritus on December 31, 2002.

   At the end of the year in which they attain age 80, trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the trust's last fiscal year, aggregate compensation paid to trustees emeritus was $430.

   The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the California Fund as of March 11, 2003.

        Shares
Class    Held    Percent                Name                           Address
-----    ----    -------                ----                           -------
  O   59,910.798 5.8698  Monty Finefrock and Paula Finefrock 8 Skyline Drive
                         JTWROs                              Woodside, CA 94062-3720

  Y    350,921   89.1994 Mark E. Merhab, Donna Bower         17 Sailcrest
                         Merhab TTEES FBO Mark E. Merhab     Newport Coast, CA 92657-1800
                         and Donna Bower Merhab Living Trust
                         U/A/D 11/29/00

  Y     42,490   10.8005 Anthony S. Wong, Mandy Tang Wong    1071 Piedmont Drive
                         TTEES FBO The AMP Wong Family       Sacramento, CA 95822-1703
                         Trust U/A/D 12/8/89

   As of March 11, 2003, no shareholders of record owned more than 5% of the outstanding shares of a particular class of shares of the New York Fund.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator--SBFM (Manager)

   SBFM serves as investment adviser to each fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the trust, which was approved by the board of trustees, including a majority of the independent trustees. The manager is an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM (through its predecessor entities) has been in the investment company business since 1968. As of December 31, 2002, SBFM had aggregate assets under management of approximately $97 billion. Subject to the supervision and direction of the trust's board of trustees, the manager manages each fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services.

   The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   As compensation for investment advisory services, each fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.30% of the funds' average daily net assets. The funds paid the manager investment advisory fees, and the investment manager waived fees and reimbursed expenses as follows:

   For the fiscal years ended November 30, the California Fund paid the manager the following investment advisory fees:

                        2002................... $223,528
                        2001................... $128,965
                        2000................... $109,291

   For the fiscal years ended November 30, for the California Fund, the manager waived fees and reimbursed expenses in the following amounts:

                      2002........................ $82,959
                      2001........................ $51,586
                      2000........................ $43,717

   For the fiscal years ended November 30, the New York Fund paid the manager the following investment advisory fees:

                           2002............ $313,917
                           2001............ $219,113
                           2000............ $176,419

   For the fiscal years ended November 30, for the New York Fund, the manager waived fees and reimbursed expenses in the following amounts:

                            2002............ $68,007
                            2001............ $61,352
                            2000............ $49,397

   SBFM also serves as administrator to the New York Fund and California Fund pursuant to a written agreement (the "Administration Agreement"), which was approved by the trustees of the trust, including a majority of trustees who are not "interested persons" of the trust or the administrator. The administrator pays the salary of any officer and employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.

   As administrator, the manager (a) assists in supervising all aspects of the funds' operations except those performed by the funds' investment manager under its investment advisory agreement; (b) supplies the fund with office facilities (which may be in the manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   As compensation for administrative services rendered to each fund, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.20% of each fund's average daily net assets. The funds paid the administrator administration fees and the administrator waived fees and reimbursed expenses as follows:

   For the fiscal years ended November 30, the California Fund paid the manager the following administration fees:

             2002......................................... $149,018
             2001......................................... $ 85,977
             2000......................................... $ 72,861

   For the fiscal years ended November 30, for the California Fund, the administrator waived fees and reimbursed expenses in the following amounts:

             2002......................................... $33,798
             2001......................................... $34,390
             2000......................................... $29,144

   For the fiscal years ended November 30, the New York Fund paid the manager the following administration fees:

             2002......................................... $209,279
             2001......................................... $146,075
             2000......................................... $117,613

   For the fiscal years ended November 30, for the New York Fund, the administrator waived fees and reimbursed expenses in the following amounts:

             2002......................................... $33,284
             2001......................................... $40,901
             2000......................................... $32,932

   The trust bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or the manager, SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the trust.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the funds, its managers and principal distributor have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's, the manager's and the distributor's code of ethics is on file with the SEC.

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as each fund's independent auditor to examine and render opinions on each fund's financial statements for the fiscal year ending November 30, 2003.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the trust.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038, serves as counsel to the independent trustees.

Custodian, Transfer Agent and Sub-Transfer Agent

   The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the funds by a sub-custodian bank approved by the funds' trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as a sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

Distributor

   CGM, located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement"), which was last approved by each fund's board of trustees, including a majority of the independent trustees, on July 17, 2002.

   Commissions on Class A Shares. For 2000, 2001 and 2002 fiscal years, the aggregate dollar amounts of commissions on Class A shares, are as follows:

                                        Fiscal year ended Fiscal year ended Fiscal year ended
Name of Fund                                11/30/02          11/30/01          11/30/00*
------------                                --------          --------          ---------
California Fund........................     $258,000          $116,000           $32,000
New York Fund..........................     $389,000          $377,000           $42,000

--------
*The following amounts were paid to CGM: $28,800 and $37,800 with regard to the California Fund and the New York Fund, respectively, of which a portion was paid to CFBDS.

   Class L shares were established on July 22, 2002. Class L shares have no initial sales charge, no deferred sales charge and has a 12b-1 fee of 0.75%.

   Commissions on Class O Shares. For the 2000, 2001 and 2002 fiscal years, the aggregate dollar amounts of commission on Class L shares are as follows:

                                        Fiscal year ended Fiscal year ended Fiscal year ended
Name of Fund                                11/30/02*         11/30/01         11/30/00**
------------                                ---------         --------      -----------------
California Fund........................      $41,000           $39,000           $ 3,000
New York Fund..........................      $23,000           $43,000           $15,000

--------
*On June 12, 1998, Class C shares were renamed Class L Shares. On July 22, 2002, Class L shares were renamed Class O Shares.
**The following amounts were paid to CGM: $2,700 and $13,500 with regard to the California Fund and the New York Fund, respectively, of which a portion was paid to CFBDS.

   Deferred Sales Charges on Class O Shares. For the 2000, 2001 and 2002 fiscal years, the following deferred sales charges were paid to CGM on redemptions of the funds' shares:

                                        Fiscal year ended Fiscal Year Ended Fiscal Year Ended
Name of Fund                                11/30/02*         11/30/01          11/30/00
------------                            ----------------- ----------------- -----------------
California Fund........................      $4,000            $    0              $0
New York Fund..........................      $4,000            $6,000              $0

--------
*On July 22, 2002, Class L shares were renamed Class O Shares. On June 12, 1998, Class C shares were renamed Class L Shares

   When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investor's brokerage account and CGM may benefit from the temporary use of the funds. The trust's board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   For the fiscal year ended November 30, 2002, CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Consultants and for accruals for interest on the excess of CGM expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by CGM are expressed in the following table:

                           Financial Consultant  Branch  Advertising Printing Interest
        Fund Name              Compensation     Expenses  Expenses   Expenses Expenses
        ---------          -------------------- -------- ----------- -------- --------
California Fund...........       $62,114        $24,345    $36,630     $89    $11,009
New York Fund.............       $86,161        $33,794    $41,158     $86    $ 9,438

Distribution Arrangements for the New York Fund and California Fund

   To compensate CGM for the services it provides and for the expense it bears, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, both the New York Fund and California Fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of each fund's average daily net assets attributable to a fund's Class A, Class B and Class O shares and 0.25% of the average daily net assets of a fund attributable to the Class L Shares. In addition, each fund pays CGM a distribution fee with respect to the Class B, Class L and Class O shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of each fund's average net assets attributable to the share of class. The Class L distribution fee is calculated at the annual rate of 0.60% of the value of each fund's average net assets attributable to the shares of the Class. The Class O distribution fee is calculated at the annual rate of 0.20% of the value of each fund's average net assets attributable to the shares of the Class. The following service and distribution fees were incurred during the periods indicated:

                            DISTRIBUTION PLAN FEES

                                Year Ended Year Ended Year Ended
                                 11/30/02   11/30/01   11/30/00
                                ---------- ---------- ----------
               California Fund:
               Class A.........  $ 83,596   $51,349    $46,462
               Class L#........  $ 29,991       N/A        N/A
               Class O*........  $ 38,936   $23,065    $17,978

               New York Fund:
               Class A.........  $134,269   $98,712    $81,341
               Class L#........  $ 33,022       N/A        N/A
               Class O*........  $ 37,533   $25,303    $16,028

--------
# Class L shares were established on July 22, 2002.
* Class L shares were renamed Class O Shares on July 27, 2001.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                          Sales Charge as Sales Charge as     Dealers'
                              a % Of          a % Of      Reallowance as %
                            Transaction   Amount Invested Of Offering Price
                          --------------- --------------- -----------------
     Amount of Investment
     Less than $500,000..      2.00%           2.04%            1.80%
     $500,000 and over...         *               *                *

--------
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of up to 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class O shares is waived. See "Purchase of Shares-Deferred Sales Charge Provisions" and "Purchase of Shares--Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the funds made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B Shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. Class B shares are available only in exchange from another fund. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold without an initial sales charge and are not subject to a deferred sales charge.

   Class O Shares. Class O shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2004 purchases of Class O shares by investors who were holders of Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L, Class O (Class O is only available for subsequent investment by existing Class O shareholders) or Class Y shares. Your Service Agent may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B, Class L and Class O shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B, Class L and Class O shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees (and their immediate family) of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. CGM or the sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of

Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in them, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and; (j) purchase by executive deferred compensation plans participating in the CGM ExecuChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the funds may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the funds and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a fund and agree to purchase a total of $15,000,000 of Class Y shares of a fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class A shares; and (b) Class B shares and (c) Class O shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class A, Class B shares and Class O shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class A, Class B shares and Class O shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month.

   The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

          Year Since Purchase Payment Was Made Deferred sales charge

            First............................................. 4.50%
            Second............................................ 4.00
            Third............................................. 3.00
            Fourth............................................ 2.00
            Fifth............................................. 1.00
            Sixth and thereafter.............................. 0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   Class B shares, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of a fund through dividend reinvestment.

During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Determination of Public Offering Price

   Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L, Class O (effective July 22, 2002, the former Class L shares were renamed Class O shares, which prior to June 12, 1998 were named Class C shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A, and Class O shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class O shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of either fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   The fund does not issue share certificates unless a written request signed on all registered issuers is made to PFPC Global Fund Services. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

   If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of any fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent or the sub-transfer agent.

                              VALUATION OF SHARES

   The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, each fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of each fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   In carrying out valuation policies adopted by the trust's board of trustees for each fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. Government Securities and short-term investments), including Municipal Obligations, are valued by the manager after consultation with the Pricing Service. U.S. Government Securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the trust's board of trustees. With respect to other securities held by a fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the trust under the general supervision and responsibility of the board of trustees review the procedures of the Pricing Service periodically.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge. If the fund exchanged into has a higher deferred sales charge, the shareholder will be subject to that charge. If a shareholder exchanges at any time into a fund with a lower charge, the sales charge will not be reduced. Please note specific exchange requirements as follows:

      A. Class A, O, Y and Class L shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

      B. Upon exchange, the new Class O shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

      C. Class B shares are available only in an exchange from another fund of the Smith Barney Mutual Fund Complex.

The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. A fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days prior notice to shareholders.

                               PERFORMANCE  DATA

   From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Yield and Equivalent Taxable Yield

   A fund's 30-day yield described in the Prospectuses is calculated according to a formula prescribed by the SEC, expressed as follows:

                         Yield = 2[(A - B + 1)/6/ - 1]

Where: a =   Dividends and interest earned during the period
       b =   Expenses accrued for the period (net of reimbursements)
       c =   The average daily number of shares outstanding during the period that were entitled to receive dividends
       d =   The maximum offering price per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   A fund's "equivalent taxable 30-day yield" for a Class is computed by dividing that portion of the Class's 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class's yield that is not tax-exempt.

   The yield on municipal securities is dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that, in periods of declining interest rates, a fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield for each Class of shares will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

                                                     Equivalent
             New York Fund                  Yield Taxable Yield(1)
             -------------                  ----- ----------------
             Class A....................... 2.93%       5.33%
             Class B/(2)/..................  N/A         N/A
             Class L/(3)/.................. 2.44%       4.44%
             Class O....................... 2.56%       4.66%
             Class Y/(4)/..................  N/A         N/A

--------
(1) Assuming the payment of Federal income taxes at a rate of 38.6% and New York taxes at a rate of 10.498%.
(2) Class B shares commenced operations on March 28, 2003.
(3) Class L shares commenced operations on July 22, 2002.
(4) There were no Class Y shares outstanding during the last fiscal year.

                                                     Equivalent
             California Fund                Yield Taxable Yield(1)
             ---------------                ----- ----------------
             Class A....................... 2.89%       5.19%
             Class B/(2)/..................  N/A         N/A
             Class L/(3)/.................. 2.52%       4.53%
             Class O....................... 2.40%       4.31%
             Class Y....................... 3.25%       5.84%

--------
(1) Assuming the payment of Federal income taxes at a rate of 38.6% and California taxes at a rate of 9.3%.
(2) Class B shares commenced operations on March 28, 2003.
(3) Class L shares commenced operations on July 22, 2002.

Average Annual Total Return

   A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return.
       n =   number of years
     ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                                      Average Annual Total Return for the
                                      fiscal year ended November 30, 2002*
                                      --------------------------------
                                                                 Since
       California Fund                1-Year   5-Year 10-Year Inception(1)
       ---------------                ------   ------ ------- ------------
       Class of Shares
       Class A/(1)(2)(3)/............  2.61%    4.48%  5.46%      5.58%
       Class B.......................   N/A      N/A    N/A        N/A
       Class L.......................   N/A      N/A    N/A       0.54++
       Class O/(3)/..................  2.42%    4.47%   N/A       5.94%
       Class Y.......................  5.01%    5.15%   N/A       5.55%

--------
(1) Class A shares commenced operations on December 31, 1991, Class B shares commenced operations on March 28, 2003, Class L shares commenced operations on July 22, 2002, Class O shares commenced operations on November 8, 1994, and Class Y commenced operations on September 8, 1995.
(2) The average annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 4.70%, 4.91%,5.67% and 5.77% for one year, five years, ten years and since inception of the fund, respectively.
(3) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


                                      Average Annual Total Return for the
                                      fiscal year ended November 30, 2002*
                                      -------------------------------
                                                                 Since
       New York Fund                  1-Year   5-Year 10-Year Inception(1)
       -------------                  ------   ------ ------- ------------
       Class of Shares
       Class A/(1)(2)/...............  4.29%    4.85%  5.44%      5.77%
       Class B.......................   N/A      N/A    N/A        N/A
       Class L*......................   N/A      N/A    N/A       1.00%++
       Class O/(3)/..................  4.22%    4.82%   N/A       5.94%
       Class Y/(4)/..................   N/A      N/A    N/A        N/A

--------
(1) Class A shares commenced operations on December 31, 1991, Class B shares commenced operations on March 28, 2003, Class L shares commenced operations on July 22, 2002, and Class O shares commenced operations on December 5, 1994.
(2) The average annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 6.45%, 5.26%, 5.66% and 5.97% for one year, five years, ten years and since inception of the fund, respectively.
(3) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 6.30%, 5.04% and 6.08% for one year, five years and since inception of the fund, respectively.
(4) There is no information for Class Y shares because no Class Y shares were outstanding for the periods shown.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P =   a hypothetical initial payment of $10,000.
     ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-
             year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                                      Aggregate Annual Total Return for the
                                      fiscal year ended November 30, 2002
                                      ---------------------------------
                                                                  Since
       California Fund                1-Year    5-Year 10-Year Inception(1)
       ---------------                ------    ------ ------- ------------
       Class of Shares
       Class A/(1)(2)/...............  2.61%    24.47%  70.13%    80.84%
       Class B.......................   N/A       N/A     N/A       N/A
       Class L.......................   N/A       N/A     N/A      0.54%
       Class O/(3)/..................  2.42%    24.44%    N/A     59.18%
       Class Y/(4)/..................  5.01%     5.15%    N/A      5.55%

--------
(1) Class A shares commenced operations on December 31, 1991, Class B shares commenced operations on March 29, 2003, Class L shares commenced operations on July 22, 2002, Class O commenced operations on November 8, 1994, and Class Y commenced operations on September 8, 1995.
(2) The aggregate annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 4.70%, 27.06%, 73.52% and 84.51% for one year, five years, ten years and since inception of the fund, respectively.
(3) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 4.47%, 25.74% and 60.82% for one year, five years and since inception of the fund, respectively.
(4) Class Y shares do not incur initial sales charges nor deferred sales charges.

                                      Aggregate Annual Total Return for the
                                      fiscal year ended November 30, 2002
                                      ---------------------------------
                                                                  Since
       New York Fund                  1-Year    5-Year 10-Year Inception(1)
       -------------                  ------    ------ ------- ------------
       Class of Shares
       Class A/(2)/..................  4.29%    69.87%  69.87%    84.56%
       Class B/(3)/..................   N/A       N/A     N/A       N/A
       Class L/(4)/..................   N/A       N/A     N/A      1.00%
       Class O/(3)/..................  4.22%    26.51%    N/A     58.64%
       Class Y/(4)/..................   N/A       N/A     N/A       N/A

--------
(1) Class A commenced operations on December 31, 1991, Class B shares commenced operation on July 28, 2003, Class L shares commenced operation on July 22, 2002, and Class O commenced operations on December 5, 1994.
(2) The aggregate annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 6.45%, 29.21%, 73.40% and 88.30% for one year, five years, ten years and since inception of the fund, respectively.
(3) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 6.30%, 27.84% and 60.26% for one year, five years and since inception of the fund, respectively.
(4) There is no information for Class Y shares because no Class Y shares were outstanding for the periods shown.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund. Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                               AFTER-TAX RETURN

   From time to time a fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                              P(1 + T)/n/ = ATVD

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions).
       n =   number of years.
    ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.
   ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                          DIVIDENDS AND DISTRIBUTIONS

   Each fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent.

   The per-share amounts of the exempt-interest dividends on Class B, Class L and Class O shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B, Class L and Class O shares. Similarly, the per-share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all Classes of a fund's shares (A, B, L, O, and Y).

                                     TAXES

   The following is a summary of some of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his or her tax adviser with respect to the specific federal, state and local consequences of investing in each fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, both of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

   As described in the each fund's Prospectus, each fund is designed to provide shareholders with current income that is excluded from gross income for federal income tax purposes and is exempt from California or New York State and New York City personal income taxes, as applicable. Neither fund is intended to constitute a balanced investment program nor is either fund designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in each fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   Each fund intends to continue to qualify as a regulated investment company under the Code each taxable year. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, each fund will not be subject to United States federal income tax on its net investment income (i.e., taxable income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code), and (ii) 90% of its net tax-exempt income for the taxable year, is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain that it does not distribute will be subject to tax at regular corporate rates.

   On November 30, 2002, the unused capital loss carryovers, of the funds were approximately as follows: California Fund $770,000 and New York Fund $1,228,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, which are realized prior to the expiration of the applicable carryover.

   The carryovers expire as follows:

                                   2003    2004     2007     2008    2009
                                 -------- ------- -------- -------- -------
     California Fund............ $269,000 $     0 $216,000 $285,000 $     0
     New York Fund.............. $337,000 $76,000 $454,000 $329,000 $32,000

   The Code imposes a 4% nondeductible excise tax on each fund to the extent it does not distribute by the end of any calendar year at least 98% of its taxable ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any taxable ordinary income or net capital gains retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, a fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   Each fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) at the end of each year and (b) may cause each fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by each fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

   Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by each fund that represents income derived from "private activity bonds" held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of each fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of each fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal or California "excess net passive income" tax liability of a shareholder of a Subchapter S corporation.

   Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California "excess net passive income" tax.

   Neither of the funds expects to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of that fund.

   Shareholders receiving dividends or distributions in the form of additional shares should have a cost basis in the shares received equal to the amount of money that the shareholders receiving cash dividends or distributions will receive.

   Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares.

Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. Each fund may be required to withhold, for United States federal income tax purposes, a portion of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by each fund as to the United States federal income tax and California or New York State and New York City personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

State Tax Information

   California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund's taxable year, at least 50% of the California Fund's total assets are invested in California Exempt Obligations. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions.

   The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

   New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

   The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

   The foregoing is only a summary of certain material tax consequences affecting each fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in each fund.

                            ADDITIONAL INFORMATION

   The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of five separate funds with a par value of $.001 per share. The funds may offer shares of beneficial interest currently classified into nine Classes--A, B, L, O, Y, Z, 1 and Smith Barney Shares and Citi Shares. Each Class of a fund represents an identical interest in a fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of each fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by each fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of each fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which each fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by each fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of each fund. The trustees intend to conduct the operation of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

   The Master Trust Agreement of the funds permits the trustees of the funds to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in each of the funds represents an equal proportional interest in each respective fund with each other share. Shareholders of each fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of each fund has any preemptive or conversion rights. Shares of each fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, each fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   Each fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of each fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

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

   The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On October 14, 1994 and August 16, 1995, the trust's name was changed to Smith Barney Income Trust and Smith Barney Investment Trust, respectively.

   Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually.

   Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   Each fund's annual report for the fiscal year ended November 30, 2002 is incorporated herein by reference in its entirety. The annual report was filed on February 7, 2003, Accession Number 0000811-06444.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series--our portfolio manager driven funds
       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Premier Selections Series--our best ideas, concentrated funds
       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

       Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series--our solution to funds that stray
       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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

                                   APPENDIX

                          RATINGS ON DEBT OBLIGATIONS

                           BOND (AND NOTES) RATINGS

  Short-Term Note Ratings

   The following summarizes the two highest ratings used by S&P for short-term notes:

   SP-1--Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

   SP-2--Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

   The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1/VMIG-1--Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2/VMIG-2--Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

  Municipal Obligations Ratings

   The following summarizes the ratings used by S&P for Municipal Obligations:

   AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB--This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB--Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

   B--Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

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

   CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

   To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   The following summarizes the highest four municipal ratings used by Moody's:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

   Caa--Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Fitch IBCA, Inc.

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC,CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

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

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

The Thomson BankWatch ("TBW")

   TBW-1--Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   TBW-2--While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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


                                                      SMITH BARNEY INVESTMENT
                                                      TRUST

                                                      Smith Barney
                                                      Intermediate Maturity
                                                      California Municipals Fund

                                                      Smith Barney
                                                      Intermediate Maturity
                                                      New York Municipals Fund
                                                      March 28, 2003,
                                                      as amended on
                                                      August 20, 2003


SMITH BARNEY INVESTMENT TRUST
125 Broad Street
New York, NY 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup


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